ErneXa Therapeutics℠
Breaking Through Defenses, Delivering Hope

Modulating the Immune System Through Synthetic Induced-Mesenchymal Stem Cell (iMSC) Therapies

July 2026

ernexatx.com
Nasdaq: ERNA

Safe Harbor Statement

ErneXa Therapeutics

This presentation (this "Presentation") and any oral statements made in connection with this Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Ernexa Therapeutics Inc., a Delaware corporation (including its consolidated subsidiaries and affiliates, the "Company"). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, the Company assumes no obligation to update the information in this Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Presentation is restricted by law, and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements:

This Presentation includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company's expected plans and prospects, including without limitation, the Company's views related to its ability to execute its business strategy and continue as a going concern; the performance ability of the Company's in-licensed core technology; the Company's ability to raise capital when and as needed to advance its product candidates; the outcome of collaborations with third-parties; and the evolution of the Company's business model into a pre-clinical stage company focused on treating advanced solid tumors and autoimmune diseases. These forward-looking statements are distinguished by use of words such as "anticipate," "aim," "believe," "continue," "can," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and the negative of these terms, and similar references to future periods. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to, among other things, the Company's ability to discover and develop novel drug candidates and delivery approaches, the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates, the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates, the actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials, obtaining, maintaining and protecting intellectual property, the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, obtaining regulatory approval for products, competition from others using technology similar to the Company's and others developing products for similar uses, the Company's ability to manage operating expenses, the Company's ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives, the Company's dependence on third parties for development, manufacture, marketing, sales and distribution of products, the outcome of litigation, and unexpected expenditures.

Detailed information about these factors and additional important factors can be found in the documents that the Company files with the Securities and Exchange Commission, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

Introduction & Company Overview





Providing Hope

Our Mission & Vision

Transform the treatment of cancer and autoimmune disease by developing scalable, affordable, off-the-shelf cell therapies that restore hope.

We envision a future where cell therapies powered by synthetic iMSCs can offer new options for patients with limited treatment paths.





ErneXa Therapeutics™

Ernexa Therapeutics: A Publicly Traded, Preclinical-Stage Company Developing Synthetic iMSC Therapies with Tangible Milestones (IND Submission in Q3 2026)

Synthetic Allogeneic iMSC-based Platform

Developing synthetic, allogeneic (off-the-shelf), cytokine-secreting induced-Mesenchymal Stem Cells (iMSC) to treat solid tumors and autoimmune diseases.

Unlike naturally occurring MSCs, induced MSCs have minimal heterogeneity, high proliferative capacity, enhanced therapeutic potential, and can be manufactured at clinical scale.

ERNA-101 — IL-7_IL-15 Secreting iMSC For Oncology Indications

(Lead Program)

- **Completed PoP studies** and **FDA pre-IND meeting** with **regulatory alignment**
- **IND-enabling preclinical studies and clinical grade manufacturing is underway**
- **IND submission targeted in Q3 2026**
- **FIH trial** initiation for **PROC in Q4 2026**
- **Expected trial outcome within next 12 months**

ERNA-201 — IL-10 Secreting iMSC For Autoimmune Diseases

- **PoP studies** demonstrated **encouraging result**
- **Complete lead optimization by Q3 2026**
- **Pre-IND meeting** with FDA in **Q4 2026**
- **Complete IND-enabling preclinical studies and clinical grade manufacturing by Q2 2027**
- **IND submission in Q2 2027** followed by FIH study in by **Q3 2027**

Business Update

- **New Breakthrough Preclinical Result: ERNA-101 + anti PD-1 ab exhibited 100% survival and complete tumor clearance in ovarian cancer models**
- **Completed $10.5MM public offering** in **Feb 2026** - compliant with stockholders' equity rule
- **Announced 1-for-25 reverse stock split** (effective May 4th)
- **Selected as one of only ten global companies for prestigious JETRO JEAP (Japan)**

IND: Investigational New Drug; JETRO: Japan External Trade Organization; JEAP: Japan Entry Acceleration Program

Pipeline Driving Next-Generation iMSC Therapies Across Solid Tumors & Autoimmune Disease

ErneXa Therapeutics

Advancing Towards First-in-Human (FIH) Study With Lead Program ERNA-101 by Q4 2026

- Building **a differentiated iMSC-based portfolio** to address unmet needs across solid tumors
- Lead program is a **first-in-class engineered iMSC therapy** designed for targeted cytokine delivery within the tumor microenvironment
- **Proof of Principle (PoP) data** support immune activation and durable antitumor response
- Designed for modular engineering to enable **multi-cytokine** or **combinational payload strategies**

Therapeutic Area	Indication	Therapeutic Candidate	Preclinical	Phase 1	Phase 2	Upcoming Milestones
Oncology	Platinum-Resistant Ovarian Cancer	ERNA-101 ± pembrolizumab + bevacizumab				IND Submission by Q3 2026 FIH Study by Q4-2026
Oncology	Solid Tumors	ERNA-101 + Immunotherapies*				
Autoimmune Disease	Rheumatoid Arthritis	ERNA-201				Pre-IND Meeting by Q4-2026

ERNA-101 has the potential to convert immunologically 'cold' tumors to 'hot,' supporting expansion beyond the lead indication of PROC into additional solid tumors. Similarly, in the autoimmune space, while RA is the lead indication for ERNA-201, its underlying mechanism enables broader application across inflammatory diseases, helping to build a durable and scalable franchise.

*Adoptive cell therapies with CAR-NK cells, CAR-Ts, TILs; T cell engagers (e.g. BiTEs); therapeutic vaccines and T cell checkpoints

Our Genetically-Engineered "Synthetic" Induced MSCs (iMSC) Therapy Enable Multiple Infusions From a Single Donor, Significantly Decreasing Cost of Goods Per Dose



ErneXa
Therapeutics
Transfected with synthetic RNA molecules encoding reprogramming factors
(Oct4, Sox2, Klf4, c-Myc, and Lin28)
mRNA
mRNA
mRNA
RNA-mediated reprogramming leaves no genomic "footprint"
Synthetic RNA mediated cell reprogramming
Dermal Fibroblasts harvested from the donor by dermal punch biopsy
& Cultured & expanded in a proprietary reprogramming medium, under defined, xeno-free, feeder-cell-free conditions
Cells expressing reprogramming factors
Induced Pluripotent Stem Cells (iPSC)
Single Donor
Targeted insertion of IL7_IL15 fusion cytokine (fusokine) gene at AAVS1
Manufacturing Time (MCB to DP): ~66 Days
Expanded
Formulated
Differentiation
Sorting
Ernexa's Product
Gene Edited iMSC
Clonal Edited iPSC
Gene Edited iPSC
Infusion in Many Patients
Drug Product (DP)
Drug Substance (DS)
Master Cell Bank (MCB)

ERNA-101: New Category of Immunotherapy that Overcomes The Limitations of Both Naturally Occurring MSCs & Cytokines

ErneXa Therapeutics

ERNA-101
> 20-fold
enhanced cytokine secretion compared to engineered T/NK cells

ERNA-101
100% Cure Rate
in ovarian tumor xenograft model (combination with anti-PD-1)

A. PLATFORM:

Naturally Occurring MSCs	ERNA-101
✗ Heterogeneous; inconsistent outcomes	✓ Clonal homogeneous line: controlled
✗ Limited proliferation; early senescence	✓ >20 doses/batch; passage stable
✗ Difficult to engineer or modify	✓ Engineered at iPSC stage; stable thru cryo
✗ Poor in vivo persistence within TME	✓ Prolonged persistence within TME

B. COMPARISION OF IMMUNE PARAMETERS:

	Natural MSC ✗	ERNA-101 ✓
T Cell Proliferation:	Suppressed (IDO/PGE_2/TGF-β)	Driven: STAT5/mTOR (CFSE)
NK Activity:	Anergic: no IL-15	IL-15Rα→NKG2D↑, granzyme B
T Exhaustion:	Terminal TOX^+/$PD\text{-}1^+$	IL-7→$TCF7^+$; IL-15→$BCL\text{-}2^+$
Macrophage:	M2/TAM: $ARG1^+$/$IL\text{-}10^+$	M1: IFN-γ→$iNOS^+$ (ID8)
Chemokines:	No CXCL9/10/11; T excluded	IFN-γ→CXCL9/10/11 axis↑
Treg Induction:	Enhanced: TGF-β/kynu/PGE_2	Reduced: effector expansion
Tryptophan:	Depleted: IDO→Treg	Bypassed by IL-7/15
Tumor Killing:	Abrogated: VEN/5-aza resistance	Enhanced (parental + Pt-R ID8)
In Vivo Control:	No benefit (parental iMSC)	45% OS↑; 100% 101+aPD-1

C. DUAL MECHANISM OF T/NK CELLS ACTIVATION:

Mechanism 1: Supraphysiologic Fusokine Secretion

- 2,000–4,000 pg/mL — >20× cytokine-engineered T/NK cells
- TCR-independent STAT5/mTOR/BCL2 activation
- Dominates over PGE_2/IDO/TGF-β suppression
- Tumor-homing delivers cytokines directly into stroma

Mechanism 2: Myeloid TME Reprogramming

- Peritoneal TME is myeloid-rich
- IL-15 repolarizes TAMs via IL-15Rα
- IFN-γ from T/NK converts M2 to M1
- CXCL9/10/11 self-amplifying axis sustains the immune response

D. COMPARISION OF SAFETY FEATURES:

	Systemic Recombinant IL-7/IL-15	ERNA-101
Half-Life:	✗ Minutes–hours; frequent redosing	✓ Continuous from engrafted iMSCs
Delivery:	✗ Systemic dilution; poor TME	✓ CXCR4 homing; direct TME stroma
Toxicity:	✗ Vascular leak; cytokine storm	✓ Localized; undetectable systemic levels
Persistence:	✗ Can persist in tissues long after tumor clearance	✓ Eliminated upon tumor clearance


ErneXa
Therapeutics℠
Breaking Through Defenses, Delivering Hope

ERNA-101:
Pro-Inflammatory Fusion Cytokines (IL-7_IL-15) Secreting iMSC for Allogeneic Therapy

ERNA-101: Pro-Inflammatory Fusion Cytokines (IL-7_IL-15) Secreting iMSC for Allogeneic Therapy

ErneXa Therapeutics

In combination with anti PD-1 ab demonstrated 100% survival and complete tumor clearance in ovarian cancer models; advancing towards phase 1 trial in Q4-2026

Mechanism of Action

ERNA-101 leverages MSCs' **tumor-homing ability to deliver pro-inflammatory cytokines (IL-7_IL-15) directly to the tumor***, enhancing T-cell anti-tumor activity while minimizing systemic toxicity

Target Indications

Initial focus** is to develop ERNA-101 in PROC

Demonstrated preliminary pharmacodynamic effects and efficacy

Current Developmental Activities

IND-enabling preclinical studies and clinical grade manufacturing is currently underway

Future Milestones

Ernexa is expecting to complete the Investigational New Drug (IND) enabling studies and

IND submission by Q3-2026

Targeting first-in-human trial in Q4-2026

** Local and continuous delivery of cytokines may deliver a major efficacy and safety advantage over systemic administration*
***We anticipate that ERNA-101 will also be efficacious in a variety of solid tumors*

A Significant Opportunity in Platinum-Resistant Ovarian Cancer (PROC)*

PROC is a ***subset of recurrent ovarian cancer, defined by disease progression within six months after completing platinum-based chemotherapy***



Ovarian Cancer:
Incidence: 21,010 (2026)1
Prevalence: 254,621 (2023)1
Incidence of PROC:
~17,000 (2026)2
ERNA-101

[1]SEER Data; [2]Drug-Treatable Population as per Clarivate/DRG market forecast estimation (Dec 2025)

Outcomes for patients with PROC are poor, highlighting a substantial unmet need for new treatment options

Limited Survival Benefit: Median **OS ~18 months** and **PFS ~8 months** with minimal improvement over the past decade

High Relapse and Resistance: **~25% present** with PROC at first relapse; nearly all eventually develop platinum resistance

Immunosuppressive TME: **Limits effectiveness** of current immunotherapies despite being standard of care

Quality of Life Deterioration: Repeated relapses cause **ongoing disease progression** and treatment fatigue

Upside potential also in platinum sensitive patients (incidence: ~13,000 in 2026)[2]

Mechanism of Action of ERNA-101: Leveraging the Intrinsic Tumor-Homing Ability of MSCs to Create a Trojan Horse for Cancer



Solid Tumor
ERNA-101
IL-7_IL-15

- **ERNA-101** consists of **iMSCs engineered to secrete a novel immune-enhancing fusion of the cytokines** IL-7 and IL-15 (IL-7_IL-15)
- The **IL-7_IL-15 fusion cytokine** ("fusokine") **demonstrated to be more effective than the individual cytokines in several preclinical models**
- **ERNA-101 selectively infiltrates and homes into solid tumors (Trojan Horse for Cancer)**
- **After infiltrating solid tumor, ERNA-101 delivers pro-inflammatory fusion cytokines (IL-7_IL-15) selectively to the tumor microenvironment (TME)**
- This secretion of IL-7_IL-15 in TME leads **to increased activation and recruitment of $CD4^+$ and $CD8^+$ T cells, Natural Killer (NK) cells and pro-inflammatory M1 macrophages in TME**
- This leads to **anti-tumor immune response**

- **Potential to convert immunologically 'cold' solid tumors to 'hot'**
- **Targeted delivery** of ERNA-101 into TME **limits untoward toxicity of systemic exposure and increases the therapeutic window**
- **Continuous expression** of IL-7_IL-15 in tumor microenvironment **overcome the limitation of short half-life of these cytokines**
- Potential monotherapy activity as well as **expected to significantly augment other T cell-dependent therapies** (e.g., CAR-T, bispecific T-cell engagers, checkpoint inhibitors, tumor-infiltrating lymphocytes, cancer vaccines etc.)



Tumor microenvironment
Cold tumor
ERNA-101
IL-7/IL-15 iMSC
Hot tumor
T cell
NK cell
Macrophage
IL-7
IL-15
IL-7/IL-15-secreting iMSCs
Dying tumor cells

Breakthrough Preclinical Result: ERNA-101 + Anti PD-1 ab Exhibited 100% Survival & Complete Tumor Clearance in Ovarian Cancer Model

ErneXa Therapeutics

Combination of ERNA-101 with Anti-PD1 Antibody Leads to Complete Regressions and Long-Term Survival in ID8$^{LUC-OVA}$ Syngeneic Mouse Model of Ovarian Cancer



Control
iMSC
ERNA-101
PD1 Ab
ERNA-101+PD1 Ab
ID8-Luc-Ova (3x10⁶ IP)
ERNA-101 (10⁶ cells IP)
Anti PD1 ab (2.5mg/kg IP)
ID8-Luc-Ova Rechallenge (3x10⁶ IP)
Survival (%)
100
75
50
25
0
0
20
40
60
80
100
120
140
160
180
200
220
240
Time (days)

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

Survival (Days)

Treatment	Median	Overall
PBS	66	90 (100% dead)
iMSC	68	90 (100% dead)
ERNA-101	75	139 (100% dead)
PD1 Ab	139	139 (60% dead)
ERNA-101+ Anti PD1 Ab	**n/a**	**Not Reached (100% ALIVE)**

PD-1 looks stronger in the artificially immunogenic model here. ***In real cold tumors, ERNA-101 breaks the barrier and PD-1 finishes the job.***

Planned First-In-Human Phase 1 Open Label, Single Arm Study of ERNA-101 ± Pembrolizumab and Bevacizumab

ErneXa Therapeutics



ERNA-101 (IP) Monotherapy Dose-Escalation - Q3W
PART 1
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
1
2
3
4
5
6
7
8
9
10
11
12
Follow Up
Scan
Biopsy
Scan
Biopsy
PART 2
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5 – Cycle 17
1
2
3
4
5
6
7
8
9
10
11
12
13
14
...
52
Follow Up
ERNA-101 (IP)
ERNA-101 (IP) + Pembrolizumab (IV) + Bevacizumab (IV) - Q3W
Pembrolizumab (IV) + Bevacizumab (IV) - Q3W
Pembrolizumab (IV) + Bevacizumab (IV)

- **Primary Objective:** **Safety, tolerability, MTD** and/or **RP2D** as a **monotherapy** and in **combination**
- **Secondary Objectives:** **Efficacy; PK/PD, changes in TME**

*Pembrolizumab: 200 mg; Bevacizumab: 15 mg/kg


ErneXa
Therapeutics℠
Breaking Through Defenses, Delivering Hope

ERNA-201:
Anti-Inflammatory Cytokine (IL-10) Secreting iMSC for Allogeneic Therapy

ERNA-201: Anti-Inflammatory Cytokine (IL-10) Secreting iMSC For Allogeneic Therapy

Designed to deliver IL-10 directly to inflamed tissues, rebalancing immune activity and driving durable remission in autoimmune disease

Mechanism of Action

ERNA-201 capitalizes on MSCs ability to **home at the site of inflammation and deliver IL-10** and other intrinsic and synthetic anti-inflammatory factors to reduce inflammation and **stimulate healing and regeneration**

Target Indications

Initial focus is to develop ERNA-201 for the treatment of **rheumatoid arthritis** and other inflammatory diseases

Current Developmental Activities

We are engaged in **lead optimization activities**

Future Milestones

Ernexa is anticipating a **pre-IND meeting on ERNA-201 by Q4-2026** to obtain regulatory alignment

Persistent Unmet Need in Rheumatoid Arthritis (RA) Despite Therapeutic Advances

Chronic, systemic autoimmune disease characterized by persistent joint inflammation, progressive tissue destruction, and loss of function



RA:
Incidence: 190,919 (2025)[1]
Prevalence: 1.5 Million (2026)[2]
Prevalence of 2L+* RA: ~236,000 (2026)[2,3]
ERNA-201

*who received at least one line of bDMARD/tsDMARD

Limitations of Current Therapies:

Incomplete Disease Control:

30–40% of patients fail to achieve remission or sustain durable response, even with combination therapy[4]

Loss of Efficacy Over Time:

Many patients experience secondary loss of response **due to anti-drug antibodies or tolerance**, requiring frequent treatment switching every 1–3 years

Safety and Tolerability Challenges:

Chronic immunosuppression leads to **infection risk, liver toxicity, and cardiovascular complications**, limiting long-term use

[1]Estimated based on Ruffing et al., Cai et al., 2023; [2]The Arthritis Foundation Resource; [3]Estimated Number from the Holdsworth et al., 2021 and The Arthritis Foundation Resource; [4]Taylor et al., 2022; Rubbert-Roth et al., 2019

ERNA-201 Selectively Home to the Site of Inflammation and Deliver Anti-Inflammatory IL-10: Putative Mechanism of Action

ErneXa Therapeutics

Anti-Inflammatory IL-10

IL-10

Anti-Inflammatory Cytokine

in preclinical models

Impressive efficacy as systemic recombinant IL-10 therapy

in clinical trials

Systemic recombinant **IL-10 therapy has failed to deliver significant therapeutic benefit**

We hypothesize that the lack of therapeutic benefit is due to insufficient delivery of IL-10 to the inflamed target tissue

Mesenchymal Stem Cells (MSC)

Naïve macrophages were induced by MSCs to become inflammatory whereas inflammatory macrophages were shifted towards an immunosuppressive phenotype *(Vasandan et al., 2016)*


MSC
MSC
Naïve Macrophage
Inflammatory Macrophage
Immunosuppressive phenotype

ERNA-201 (IL-10 Expressing iMSC)

- ERNA-201 consists of **iMSCs engineered to secrete anti-inflammatory cytokine IL-10**
- **Similar to the ability of ERNA-101 to home to tumors, ERNA-201 will selectively home to sites of inflammation**
- And specifically **deliver IL-10 and other anti-inflammatory signals precisely to the critical cellular locus of action: inflammatory macrophages**
- ERNA-201 will **repolarize the macrophages to an anti-inflammatory state,** ameliorating inflammation and promoting tissue repair and regeneration


Rheumatoid arthritis joint
Muscle wasting
Bone loss
Cartilage loss
T cell
B cell
Macrophage
Dendritic cell
Osteoclast
Antibody
Extensive angiogenesis
Inflamed and hyperplastic synovial membrane

Image from Ding et al., 2023

Advantages:

- Based on this mechanism of action, we believe that **ERNA-201 represents a broad-spectrum, tissue-targeted anti-inflammatory therapeutic potential**

Study of ERNA-201 in Rheumatoid Arthritis (RA) Mouse Model

Purpose: To determine if ERNA-201 (IL-10-CCR2 iMSCs) treatment can **decrease the severity of the arthritic phenotype** in a CIA mouse model

Timeline:



CII Emulsion
Grouping and Dose 1
Dose 3
Day 1
21
24
31
38
CII Emulsion
Dose 2
End of Study

Experimental Groups:

Groups	Treatment	Dosage	Dosing Route & Frequency	# of Mice
Group 1	IL-10-CCR2 iMSCs	1XE6	IV – Single Dose	10
Group 2	IL-10-CCR2 iMSCs	0.5XE6	IV – Once every week for 3 weeks	10

Paw Score:



IL-10_CCR2 0.5E6 (3 dose) vs 1.0E6 (1 dose)
Untreated
IV IL10_CCR2_0.5E6_3 doses
IV IL10_CCR2_1.0E6_1 dose
Start of Treatment
p = 0.0156
N = 10
0
5
10
15
20
0
12
24
36
48
Days
CII Emulsion (1st Injection)
CII Emulsion (2nd Injection) Some mice

Arthritic score 0-4 /paw

- 0= normal;
- 1= 1-2 digit swollen and mildly red;
- 2 = redness and swelling in mid-foot or ankle
- 3 = > 3 joints swollen and very red;
- 4 = all joints swollen and paw not used

The final arthritic score is the summation of the score of all the paws


ErneXa
Therapeutics℠
Breaking Through Defenses, Delivering Hope

Trading Snapshot, Development Plan, Investment Summary & Concluding Remarks

Nasdaq: ERNA: Trading Snapshot

ErneXa Therapeutics

Sufficient Capital to Fund Clinical Development Through Multiple Value Driving Milestones, Including the Launch of the First-in-Human Study

Key Highlights

Cash	Market Cap	Avg. Volume	Shares
~$9.2 MM	**~$8 MM**	**~1.7 MM**	**1.17 MM**
As of March 31, 2026	As of June 30, 2026 - Share Price of $6.92	As of June 30, 2026	Outstanding As of May 8, 2026

Ernexa's Development Plan for Next 12 Months: Several Near Term Tangible Milestones with Two Clinical Programs in 2027

ErneXa Therapeutics



Q4-2025
Q1-2026
Q2-2026
Q3-2026
Q4-2026
Q1-2027
Q2-2027
Q3-2027
Q4-2027
ERNA-101*
PoP Studies (Completed)
Pre-IND Meeting (completed)
CMC Studies# for IND Submission/ Clinical Grade Manufacturing
IND Enabling Preclinical Studies#
IND Submission
Start of Phase 1 Study
First in Human (FIH) Phase 1 Study
Interim Data Readout
Final Data Readout
Phase 2 Study^
ERNA-201
Lead Optimization Studies (MoA, Potency, Efficacy)
Candidate Nomination
Pre-IND Meeting with FDA
CMC Studies# for IND Submission/ Clinical Grade Manufacturing
IND Enabling Preclinical Studies#
IND Submission
Start of Phase 1 Study
Phase 1 Study
Corporate
Successful JETRO meeting in Japan with significant opportunity for us to enter Japan
Clinical Development with co-development parentship in Japan
Explore Co-development Partnership Opportunities
Explore Pipeline Expansion Opportunities

*Ernexa is planning for FDA's expedited program designations for ERNA-101; Milestones are based on managements current assumptions and expectations and are subject to change; ^ With co-development partner; # Adequate studies

Near Term Inflection Points

Investment Summary

Rapidly Transitioning to a Clinical-Stage Company With Multiple Programs Entering First-in-Human Studies in the Near Term

The Platform

- **Innovative off-the-shelf, allogeneic synthetic cytokine-secreting iMSC-based platform to target solid tumors and inflammatory diseases**
- **Overcomes the challenges of naturally occurring MSCs** with no heterogeneity, high proliferative capacity, and expected long-term in vivo persistence

Lead Programs & Near-Term Milestones

ERNA-101:

- Lead program entering **FIH studies in Q4-2026 for PROC**
- **ERNA-101 + anti PD-1 ab exhibited 100% survival and complete tumor clearance in ovarian cancer models**
- **Potential for Fast Track, Breakthrough Therapy and Accelerated Approval with the FDA**

ERNA-201:

- For ERNA-201 **pre-IND** meeting is planned on **Q4-2026** & **IND submission** by **Q2-2027**
- Second lead program **entering FIH studies in Q3-2027** for **RA**
- **Encouraging results demonstrating decrease in disease severity in RA mouse model**

Upcoming Plans

- Our **iMSC based therapeutic platform** has the **potential to convert immunologically 'cold' tumors to 'hot,'** supporting expansion beyond the lead indication of PROC into additional solid tumors
- Similarly, in **autoimmune space**, while RA is the lead indication, the underlying mechanism enables broader application across inflammatory diseases, **building a durable and scalable franchise**
- **After completion of FIH trials, Ernexa is planning to investigate ERNA-101 is other solid tumors and ERNA-201 in other inflammatory diseases**

We Are Driving Towards Meaningful Outcomes; More Time for the Moments That Matter

ErneXa Therapeutics™

- Despite decades of progress, outcomes for platinum-resistant ovarian cancer **remain devastating**
- **Families carry the emotional burden**
- **Partners become caregivers, children witness decline and households reshaped by uncertainty**
- **Financial stress builds**
- **Hope becomes fragile and lost**

For Too Many Women, This Is the Reality and It Is Simply Unacceptable!

HOPE

We aim to change what it means to live with ovarian cancer, turning years of treatment into years of living

- **A truly meaningful therapy extends more than survival; it extends life's most precious milestones**
- **Watching her daughter walk down the aisle**
- **Meeting her first grandchild**
- **Celebrating another birthday, another tomorrow…**

For further details, please contact: Sanjeev Luther, President and CEO at: Sanjeev.Luther@ernexatx.com